Exhibit 77(q)(1)(a)(2)


                                ING EQUITY TRUST
                        Establishment and Designation of
                   Series and Classes of Shares of Beneficial
                       Interest, Par Value $0.01 Per Share

                           Effective: January 31, 2005

The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Sections 5.11,
5.13 and 8.3 of the Trust's Amended and Restated Declaration of Trust dated February 25, 2003, as amended (the "Declaration of Trust"), hereby establish two additional series of the Trust (the "Funds"), and divide the shares of beneficial interest of the Funds into three separate classes (each a "Class" and collectively, the "Classes"), the Funds and the Classes hereby created having the following special and relative rights:

     1. The Funds shall be designated ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund. The Classes thereof shall be designated as follows:

          ING MidCap Value Choice Fund Class A
          ING MidCap Value Choice Fund Class B
          ING MidCap Value Choice Fund Class C
          ING SmallCap Value Choice Fund Class A
          ING SmallCap Value Choice Fund Class B
          ING SmallCap Value Choice Fund Class C

     2. The Funds shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the then current registration statement on Form N-1A (File No. 33-56881) as filed with the United States Securities and Exchange Commission with respect to the Funds under the Securities Act of 1933, as amended (the "Registration Statement"). Each share of each Class of the beneficial interests of the Funds ("Share") shall be redeemable, shall represent a pro rata beneficial interest in the assets allocated to such class of shares of the Funds, and shall be entitled to receive its pro rata share of net assets allocable to such class of shares of the Funds upon liquidation of the Funds, all as provided in the Declaration of Trust. The proceeds of sales of Shares of the Funds, together with any income and gain thereon, less any dimunition or expenses thereof, shall irrevocably belong to the Funds, unless otherwise required by law.

     3. Each share of beneficial interest of the Funds shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters which such Shares (or class of Shares) shall be entitled to vote. Shareholders of the Funds shall vote together as a class on any matter, except to the extent otherwise required by the Investment Company Act of 1940, as amended (the "1940 Act"), or when the

     Trustees have determined that the matter affects only the interest of Shareholders of certain series within the Trust, in which case only the Shareholders of such series shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to the Funds if acted upon as provided in Rule 18f-2 under the 1940 Act or any successor rule and in the Declaration of Trust.

4. The assets and liabilities of the Trust shall be allocated among the Funds and each other series within the Trust, as set forth in Section 5.11 of the Declaration of Trust, except as described below:

     a. Liabilities, expenses, costs, charges or reserves relating to the distribution of, and other identified expenses that should be properly allocated to the Shares of a particular Class of the Funds may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes.

     b. The Trustees may from time to time in particular cases make specific allocation of assets or liabilities among the series within the Trust and each allocation of liabilities, expenses, costs, charges, and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes.

5. Shares of each Class of the Funds may vary as to rights of redemption and conversion rights, as set forth in the then current prospectus for the Funds.

6.   a.   Each Class B share of the Funds, other than a share purchased through the automatic reinvestment of a dividend or a distribution with respect to Class B shares, shall be converted automatically, and without any action or choice on the part of the holder thereof, into and be reclassified as a Class A share of the Funds on the date that is the first business day following the last calendar day of the month in which the eighth anniversary date of the date of the issuance of such Class B share falls (the "Conversion Date") on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge;

     b. Each Class B share purchased through the automatic reinvestment of a dividend or a distribution with respect to Class B shares shall be segregated in a separate sub-account. Each time any Class B shares of the Funds in a shareholder's Funds account (other than those in the sub-account) convert to Class A shares of the Funds, a pro rata portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and distributions;

     c. The conversion of Class B shares into Class A shares may be suspended if (i) a ruling of the Internal Revenue Service to the effect that the conversion of Class B shares does not constitute a taxable event under Federal income tax law is revoked; or (ii) an opinion of counsel on such tax matter is withdrawn; or (iii) the Board of Trustees determines that continuing such conversions would have material, adverse tax consequences for the Funds or its shareholders; and

     d. On the Conversion Date, the Class B shares converted into Class A shares shall cease to accrue dividends and shall no longer be deemed outstanding and the rights of the holders thereof (except the right to receive the number of Class A shares into which the Class B shares have been converted and any declared but unpaid dividends to the Conversion Date) shall cease. Certificates representing Class A shares of the Funds resulting from the conversion of Class B shares need not be issued until certificates representing the Class B shares converted, if issued, have been received by the Trust or its agent duly endorsed for transfer.

7. The shares of the Funds and of each Class of the Funds shall be subject to all provisions of the Declaration of Trust, including the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, conversion rights and terms and conditions of redemption described therein.

8. Nothing herein shall entitle any shareholder of the Funds to any assets of the Trust other than those of the Funds.

9. The Trustees (including any successor Trustee) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of the Funds or any Class thereof now or hereafter created, or otherwise change the special and relative rights of the Shareholders of the Funds or a Class.

The foregoing shall be effective upon the date first written above.


/s/ Paul S. Doherty
__________________________________         __________________________________
Paul S. Doherty, as Trustee                David W.C. Putnam, as Trustee



__________________________________         __________________________________
J. Michael Earley, as Trustee              Blaine E. Rieke, as Trustee



__________________________________         __________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



__________________________________         __________________________________
Walter H. May, as Trustee                  Roger B. Vincent, as Trustee



__________________________________         __________________________________
Thomas J. McInerney, as Trustee            Richard A. Wedemeyer, as Trustee



__________________________________
Jock Patton, as Trustee

The foregoing shall be effective upon the date first written above.



__________________________________         __________________________________
Paul S. Doherty, as Trustee                David W.C. Putnam, as Trustee


/s/ J. Michael Earley
__________________________________         __________________________________
J. Michael Earley, as Trustee              Blaine E. Rieke, as Trustee



__________________________________         __________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



__________________________________         __________________________________
Walter H. May, as Trustee                  Roger B. Vincent, as Trustee



__________________________________         __________________________________
Thomas J. McInerney, as Trustee            Richard A. Wedemeyer, as Trustee



__________________________________
Jock Patton, as Trustee

The foregoing shall be effective upon the date first written above.



__________________________________         __________________________________
Paul S. Doherty, as Trustee                David W.C. Putnam, as Trustee



__________________________________         __________________________________
J. Michael Earley, as Trustee              Blaine E. Rieke, as Trustee


/s/ R. Barbara Gitenstein
__________________________________         __________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



__________________________________         __________________________________
Walter H. May, as Trustee                  Roger B. Vincent, as Trustee



__________________________________         __________________________________
Thomas J. McInerney, as Trustee            Richard A. Wedemeyer, as Trustee



__________________________________
Jock Patton, as Trustee

The foregoing shall be effective upon the date first written above.



__________________________________         __________________________________
Paul S. Doherty, as Trustee                David W.C. Putnam, as Trustee



__________________________________         __________________________________
J. Michael Earley, as Trustee              Blaine E. Rieke, as Trustee



__________________________________         __________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee


/s/ Walter H. May
__________________________________         __________________________________
Walter H. May, as Trustee                  Roger B. Vincent, as Trustee



__________________________________         __________________________________
Thomas J. McInerney, as Trustee            Richard A. Wedemeyer, as Trustee



__________________________________
Jock Patton, as Trustee

The foregoing shall be effective upon the date first written above.



__________________________________         __________________________________
Paul S. Doherty, as Trustee                David W.C. Putnam, as Trustee



__________________________________         __________________________________
J. Michael Earley, as Trustee              Blaine E. Rieke, as Trustee



__________________________________         __________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



__________________________________         __________________________________
Walter H. May, as Trustee                  Roger B. Vincent, as Trustee


/s/ Thomas J. McInerney
__________________________________         __________________________________
Thomas J. McInerney, as Trustee            Richard A. Wedemeyer, as Trustee



__________________________________
Jock Patton, as Trustee

The foregoing shall be effective upon the date first written above.



__________________________________         __________________________________
Paul S. Doherty, as Trustee                David W.C. Putnam, as Trustee



__________________________________         __________________________________
J. Michael Earley, as Trustee              Blaine E. Rieke, as Trustee



__________________________________         __________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



__________________________________         __________________________________
Walter H. May, as Trustee                  Roger B. Vincent, as Trustee



__________________________________         __________________________________
Thomas J. McInerney, as Trustee            Richard A. Wedemeyer, as Trustee


/s/ Jock Patton
__________________________________
Jock Patton, as Trustee

The foregoing shall be effective upon the date first written above.


                                           /s/ David W.C. Putnam
__________________________________         __________________________________
Paul S. Doherty, as Trustee                David W.C. Putnam, as Trustee



__________________________________         __________________________________
J. Michael Earley, as Trustee              Blaine E. Rieke, as Trustee



__________________________________         __________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



__________________________________         __________________________________
Walter H. May, as Trustee                  Roger B. Vincent, as Trustee



__________________________________         __________________________________
Thomas J. McInerney, as Trustee            Richard A. Wedemeyer, as Trustee



__________________________________
Jock Patton, as Trustee

The foregoing shall be effective upon the date first written above.



__________________________________         __________________________________
Paul S. Doherty, as Trustee                David W.C. Putnam, as Trustee


                                           /s/ Blaine E. Rieke
__________________________________         __________________________________
J. Michael Earley, as Trustee              Blaine E. Rieke, as Trustee



__________________________________         __________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



__________________________________         __________________________________
Walter H. May, as Trustee                  Roger B. Vincent, as Trustee



__________________________________         __________________________________
Thomas J. McInerney, as Trustee            Richard A. Wedemeyer, as Trustee



__________________________________
Jock Patton, as Trustee

The foregoing shall be effective upon the date first written above.



__________________________________         __________________________________
Paul S. Doherty, as Trustee                David W.C. Putnam, as Trustee



__________________________________         __________________________________
J. Michael Earley, as Trustee              Blaine E. Rieke, as Trustee


                                           /s/ John G. Turner
__________________________________         __________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



__________________________________         __________________________________
Walter H. May, as Trustee                  Roger B. Vincent, as Trustee



__________________________________         __________________________________
Thomas J. McInerney, as Trustee            Richard A. Wedemeyer, as Trustee



__________________________________
Jock Patton, as Trustee

The foregoing shall be effective upon the date first written above.



__________________________________         __________________________________
Paul S. Doherty, as Trustee                David W.C. Putnam, as Trustee



__________________________________         __________________________________
J. Michael Earley, as Trustee              Blaine E. Rieke, as Trustee



__________________________________         __________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee


                                           /s/ Roger B. Vincent
__________________________________         __________________________________
Walter H. May, as Trustee                  Roger B. Vincent, as Trustee



__________________________________         __________________________________
Thomas J. McInerney, as Trustee            Richard A. Wedemeyer, as Trustee



__________________________________
Jock Patton, as Trustee

The foregoing shall be effective upon the date first written above.



__________________________________         __________________________________
Paul S. Doherty, as Trustee                David W.C. Putnam, as Trustee



__________________________________         __________________________________
J. Michael Earley, as Trustee              Blaine E. Rieke, as Trustee



__________________________________         __________________________________
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



__________________________________         __________________________________
Walter H. May, as Trustee                  Roger B. Vincent, as Trustee


                                           /s/ Richard A. Wedemeyer
__________________________________         __________________________________
Thomas J. McInerney, as Trustee            Richard A. Wedemeyer, as Trustee



__________________________________
Jock Patton, as Trustee